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                       SUPPLEMENT DATED MARCH 22, 2006 TO
                    RESERVE PRIMARY FUND OF THE RESERVE FUND
                       PROSPECTUS DATED SEPTEMBER 28, 2005


1. Page 2, Principal Investment Strategies, Second Main Paragraph, delete last sentence.

2. Page 2, Principal Investment Strategies, Primary Fund Section, delete and replace in its entirety with the following,

          "PRIMARY FUND. The Primary Fund seeks to attain its objective by investing in U.S. GOVERNMENT SECURITIES, corporate debt obligations, asset-backed securities, obligations of domestic and foreign banks (including deposit-type obligations), instruments of comparable quality as determined by the Board of Trustees and instruments fully collateralized by all such obligations.

          - U.S. GOVERNMENT SECURITIES - securities issued by the government of the United States, its agencies and instrumentalities.

          The Primary Fund will principally invest in debt and deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and securities backed by letters of credit, of U.S. banking institutions that are members of the Federal Deposit Insurance Corporation (FDIC), other U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks (EURODOLLAR OBLIGATIONS and YANKEEDOLLAR OBLIGATIONS) located in major industrialized nations in Western Europe, and other countries such as Australia and Canada, which banks have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies; corporate debt obligations; and asset-backed securities. The Primary Fund may invest more than 25% of its assets in bank obligations.

          - EURODOLLAR OBLIGATIONS - dollar denominated debt obligations issued by foreign branches or subsidiaries of U.S. banks and by foreign banks.

          - YANKEEDOLLAR OBLIGATIONS - dollar denominated obligations issued by U.S. branches or subsidiaries of foreign banks."

3. Page 5, Principal Risks, after the "Repurchase Agreements" paragraph, insert the following:

          "ASSET-BACKED SECURITIES. Asset-backed securities which are subject to prepayment may lose more value due to changes in interest rates than would other debt securities, especially during periods when those rates are declining."

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                       SUPPLEMENT DATED MARCH 22, 2006, TO
                    RESERVE PRIMARY FUND OF THE RESERVE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 2005.


1. Page 4, Money Market Instruments and Investment Strategies section, Money Market Instrument subsection, delete "Commercial Paper" paragraph in its entirety and replace with the following:

          CORPORATE DEBT OBLIGATIONS. The Fund may invest in obligations of corporations and other entities, including those that have a remaining life of 13 months or less and are of investment grade. Investment grade corporate debt obligations are rated in one of the four highest rating categories by Moody's Investors Service, Inc. ("Moody's") or The Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P"), or if unrated, are determined by RMCI to be of comparable quality. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in this SAI. See "Ratings".

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by the Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the sale of such securities, although RMCI will consider such event in its determination of whether the Fund should continue to hold the security. RMCI may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices.

2. Page 5, Money Market Instruments and Investment Strategies section, Money Markets Instruments subsection, insert the following at the end:

          ASSET-BACKED SECURITIES. Asset-Backed Securities represent undivided fractional interests in pools of instruments, such as credit card, auto, and equipment receivables, and home equity and other consumer loans. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement , such as a letter of credit, overcollateralization, liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower's securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Prepayment, especially during periods of declining interest rates, may cause the Fund to achieve a lower rate of return upon reinvestment of principal. Like other fixed-income securities, the value of mortgage-related securities is affected by fluctuations in interest rates.